SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 12, 2010

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CAPITOL FEDERAL FINANCIAL, INC.

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(Exact name of Registrant as specified in its Charter)

United States                                                                333-166578                                                             27-2631712
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Registrant's press release dated July 12, 2010, announcing that it has received conditional approval from the Office of Thrift Supervision to reorganize from a two-tier mutual holding company structure to a stock holding company structure and commence a “second-step” stock offering of new shares of common stock is attached hereto as Exhibit 99, and is incorporated herein by reference.  The press release also announced that the registration statement relating to the sale of common stock by the new holding company for Capitol Federal Savings Bank, Capitol Federal Financial, Inc., has been declared effective by the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit 99 - Press Release dated July 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.

Date: July 12, 2010                       By:  /s/ John B. Dicus

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                            John B. Dicus, Chairman, President, and Chief Executive Officer